Rule 497(e)

File Nos. 333-144503 and 811-22091

Executive Benefit VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated March 23, 2018

to the Prospectus dated April 21, 2017

This Supplement amends certain information contained in the Prospectus dated April 21, 2017.

Portfolio Closures

Effective May 1, 2018 (the “Effective Date”), the Divisions investing in the following Fund will be closed to new Owners:

Deutsche Global Small Cap VIP (Class A Shares)

“Closed to new Owners” means investors who do not already have amounts invested in the Divisions may not allocate any amounts (either through policy transfer or additional premium) to those Divisions after May 1, 2018.

Owners with amounts invested in the Sub-Accounts that invest in this Fund may continue to allocate premium payments into, and transfer amounts into and out of, the Sub-Accounts that invest in this Fund. Any transfer from this Fund to another available investment option will not incur a transfer charge, and will not count against the annual free transfer limit, as applicable.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated April 21, 2017.

Please read this Supplement carefully and retain it for future reference.